UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  July 26, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of June 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-3 Home Equity Mortgage Pass-Through Certificates, Series 2004-3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-115435-01              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004 among Credit Suisse
First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Option One Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On July 26, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 26, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-3
Home Equity Mortgage Pass-Through Certificates, Series 2004-3
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: August 2, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 26, 2004




Exhibit 99.1
Monthly Certificateholder Statement on July 26, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 3
                           Statement to Certificate Holders
                                  July 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         169,000,000.00    169,000,000.00    4,409,157.78     201,532.50    4,610,690.28     0.00        0.00   164,590,842.22
A2         129,000,000.00    129,000,000.00    3,574,287.67     147,060.00    3,721,347.67     0.00        0.00   125,425,712.33
A3           8,000,000.00      8,000,000.00            0.00      10,980.00       10,980.00     0.00        0.00     8,000,000.00
AR                 100.00            100.00          100.00           0.76          100.76     0.00        0.00             0.00
ARL                100.00            100.00          100.00           0.76          100.76     0.00        0.00             0.00
M1          36,000,000.00     36,000,000.00            0.00      51,570.00       51,570.00     0.00        0.00    36,000,000.00
M2          16,000,000.00     16,000,000.00            0.00      27,960.00       27,960.00     0.00        0.00    16,000,000.00
M3          12,000,000.00     12,000,000.00            0.00      22,770.00       22,770.00     0.00        0.00    12,000,000.00
M4           5,000,000.00      5,000,000.00            0.00      10,237.50       10,237.50     0.00        0.00     5,000,000.00
M5          11,000,000.00     11,000,000.00            0.00      25,822.50       25,822.50     0.00        0.00    11,000,000.00
P                  100.00            100.00            0.00      94,484.04       94,484.04     0.00        0.00           100.00
B1           6,000,000.00      6,000,000.00            0.00      14,985.00       14,985.00     0.00        0.00     6,000,000.00
B2A          4,500,000.00      4,500,000.00            0.00      17,988.75       17,988.75     0.00        0.00     4,500,000.00
B2F          3,500,000.00      3,500,000.00            0.00      21,875.00       21,875.00     0.00        0.00     3,500,000.00
X2                   0.00              0.00            0.00           0.00            0.00     0.00        0.00             0.00
TOTALS     400,000,300.00    400,000,300.00    7,983,645.45     647,266.81    8,630,912.26     0.00        0.00   392,016,654.55

X1         400,000,000.00    400,000,000.00            0.00   2,309,945.92    2,309,945.92     0.00        0.00   392,016,554.55
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
--------------------------------------------------------------------------------------------------          ----------------------
A1     22541SLM8      1,000.00000000     26.08969101   1.19250000      27.28219101     973.91030899          A1      1.590000 %
A2     22541SLN6      1,000.00000000     27.70765636   1.14000000      28.84765636     972.29234364          A2      1.520000 %
A3     22541SLP1      1,000.00000000      0.00000000   1.37250000       1.37250000   1,000.00000000          A3      1.830000 %
AR     22541SLQ9      1,000.00000000  1,000.00000000   7.60000000   1,007.60000000       0.00000000          AR      9.087933 %
ARL    22541SLR7      1,000.00000000  1,000.00000000   7.60000000   1,007.60000000       0.00000000          ARL     9.087933 %
M1     22541SLS5      1,000.00000000      0.00000000   1.43250000       1.43250000   1,000.00000000          M1      1.910000 %
M2     22541SLT3      1,000.00000000      0.00000000   1.74750000       1.74750000   1,000.00000000          M2      2.330000 %
M3     22541SLU0      1,000.00000000      0.00000000   1.89750000       1.89750000   1,000.00000000          M3      2.530000 %
M4     22541SLV8      1,000.00000000      0.00000000   2.04750000       2.04750000   1,000.00000000          M4      2.730000 %
M5     22541SLW6      1,000.00000000      0.00000000   2.34750000       2.34750000   1,000.00000000          M5      3.130000 %
P      22541SMA3      1,000.00000000      0.00000000         ####             ####   1,000.00000000          P       9.087933 %
B1     22541SLX4      1,000.00000000      0.00000000   2.49750000       2.49750000   1,000.00000000          B1      3.330000 %
B2A    22541SLY2      1,000.00000000      0.00000000   3.99750000       3.99750000   1,000.00000000          B2A     5.330000 %
B2F    22541SLZ9      1,000.00000000      0.00000000   6.25000000       6.25000000   1,000.00000000          B2F     7.500000 %
TOTALS                1,000.00000000     19.95909866   1.61816581      21.57726447     980.04090134

X1     22541SMB1      1,000.00000000      0.00000000   5.77486480       5.77486480     980.04138638          X1      6.929838 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                  JON SARANITI
               JPMorgan Chase Bank - Structured Finance Services
                             4 NY PLAZA, 6TH FLOOR,
                            New York, New York 10004
                              Tel: (212) 623-4527
                              Fax: (212) 623-5930
                       Email: jon.c.saraniti@jpmorgan.com


Sec. 4.06(a)(i)           Principal Remittance Amount                                                              7,983,645.45

                          Scheduled Principal Payments                                                               286,578.10

                          Principal Prepayments                                                                    7,390,074.71

                          Curtailments                                                                               276,139.95

                          Curtailment Interest Adjustments                                                                -2.09

                          Repurchase Principal                                                                             0.00

                          Substitution Amounts                                                                             0.00

                          Net Liquidation Proceeds                                                                    30,854.78

                          End of Pre-Funding Period Transfer                                                               0.00

                          Other Principal Adjustments                                                                      0.00

                          Gross Interest                                                                           2,988,327.40

                          Recoveries from Prior Loss Determinations                                                        0.00

                          Reimbursements of Non-Recoverable Advances Previously Made                                       0.00

                          Recovery of Reimbursements Previously Deemed Non-Recoverable                                     0.00

Prepayment Penalties      Number of Loans with Respect to which Prepayment Penalties were Collected                          51

                          Balance of Loans with Respect to which Prepayment Penalties were Collected               2,308,639.61

                          Amount of Prepayment Penalties Collected                                                    94,483.28

Sec. 4.06(a)(iv)          Beginning Number of Loans Outstanding                                                           8,331

                          Beginning Aggregate Loan Balance                                                       372,176,367.03

                          Ending Number of Loans Outstanding                                                              8,176

                          Ending Aggregate Loan Balance                                                          364,192,721.58

Sec. 4.06(a)(v)           Servicing Fees (Including Credit Risk Manager Fees)                                        160,795.77

                          Trustee Fees                                                                                 3,101.47

Sec. 4.06(a)(vii)         Current Advances                                                                                  N/A

                          Aggregate Advances                                                                                N/A


Section 4.06(a)(viii)     Delinquent Mortgage Loans
                                                 Group 1
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        37             2,179,884.53                  0.60 %
                                                2 Month                         6               318,529.07                  0.09 %
                                                3 Month                         0                     0.00                  0.00 %
                                                 Total                         43             2,498,413.60                  0.69 %
                          * Delinquent Bankruptcies are included in the table above.

                          Bankruptcies
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           1               21,792.47                  0.01 %
                                                * Only Current Bankruptcies are reflected in the table above.

                          Foreclosures
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

Section 4.06(a)(xi)       REO Properties
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

Section 4.06(a)(xii)      Current Realized Losses                                                                             0.00

                          Cumulative Realized Losses - Reduced by Recoveries                                                  0.00

Sec. 4.06 (a)(xiv)        Amount on Deposit in Pre-Funding Account                                                   27,823,933.00

Sec. 4.06 (a)(xiv)        Capitalized Interest Requirement                                                               38,299.28

Sec. 4.06 (a)(xiv)        Weighted Average Net Mortgage Rate                                                             9.08947 %

Sec. 4.06 (a)(xiv)        Net Excess Spread                                                                              1.10712 %

Trigger Event             Trigger Event Occurrence (Effective July 2007)                                                        NO
                          (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                          Rolling 3 Month Delinquency Rate                                                               0.08125 %
                          Sr. Enhancement Percentage x 16%                                                               3.93086 %
                                                OR
                          (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                          Cumulative Loss % of Original Aggregate Collateral Balance                                        0.00 %
                          Cumulative Loss Limit                                                                             6.25 %

O/C Reporting             Targeted Overcollateralization Amount                                                      23,000,017.25
                          Ending Overcollateralization Amount                                                                 0.03
                          Ending Overcollateralization Deficiency                                                    23,000,017.22
                          Overcollateralization Release Amount                                                                0.00
                          Monthly Excess Interest                                                                     2,309,945.92
                          Payment to Class X-1                                                                        2,309,945.92



